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     FIRST  AMENDMENT  TO  LEASE, made  this  27th  day of  JUNE,  1996, between
MOUNTAIN PLAZA ASSOCIATES, a New Jersey Partnership, having an office at 14A Worlds Fair Drive, Franklin Township, New Jersey 08873 (having a mailing address at P.O. Box 5850, Somerset, New Jersey 08875-5850), hereinafter called the 'Landlord'; and ALL COMMUNICATIONS CORPORATION, a New Jersey corporation, having an office at 1450 Route 22, Mountainside, New Jersey 07092, hereinafter called the 'Tennant'.

                             W I T N E S S E T H:-

     WHEREAS, the Landlord owns certain lands and premises in the Borough of Mountainside, County of Union and State of New Jersey, which lands and premises are known as 1450 Route 22, upon which there has been erected a office building containing approximately 41,531 square feet, hereinafter called the 'Building'; and

     WHEREAS, the Landlord and Tenant have heretofore entered into a certain lease agreement dated April 13, 1995, hereinafter called the 'Lease', pursuant to which Tenant has leased 3,828 square feet of space in the Building, hereinafter called the 'Original Demised Premises', all in accordance with the terms and conditions of the Lease; and

     WHEREAS, the Landlord has agreed to provide and lease to Tenant additional space containing 324 rentable square feet, hereinafter called the 'Additional Demised Premises', as shown on Schedule 'A' annexed hereto and made a part hereof, as said Additional Demised Premises shall be delivered by Landlord to Tenant in the Building hereinabove referred to in accordance with the terms and conditions hereinafter provided; and

     WHEREAS, the Landlord and Tenant by this First Amendment to Lease wish to modify, supplement and amend the terms and conditions of the Lease to provide for additional rent and other

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Lease obligations  as  the  same  shall be  required  and  attributable  to  the
Additional Demised Premises,

     NOW, THEREFORE, in consideration of the sum of ONE ($1.00) DOLLAR and other good and valuable consideration, the parties hereto covenant and agree as follows:

     1. The Demised Premises shall consist of the Original Demised Premises containing 3,828 square feet, together with the Additional Demised Premises containing 324 square feet located on the second floor of the Buildling, to be delivered by Landlord to Tenant, which total leased speace shall comprise 4,152 square feet, hereinafter called the 'Revised Demised Premises', and Article 1.2 of the Lease is hereby modified accordingly.

     2. (a) The Lease term under the Lease as to the Additional Demised Premises shall commence on or about July 1, 1996, subject to the provisions of paragraph 2(b) hereof, and shall expire, as to the Revised Demised Premises on May 31, 2000, in accordance with the terms and conditions of the Lease.

     (b) In the event the Additional Demised Premises are delivered to the Tenant prior to or after July 1, 1996, the Term, as applicable to the Additional Demised Premises, shall commence on the date of delivery of possession of the Additional Demised Premises to the Tenant (the 'Additional Commencement Date') and shall continue, as to the Revised Demised Premises, until May 31, 2000 (the 'Expiration Date'). In the event the Additional Commencement Date is not the first day of a calendar month, the Fixed Rent and additional rent payable for such month shall be prorated accordingly.

     3. Tenant shall pay Fixed Rent for the Revised Demised Premises in the same manner as provided in Article 2 of the Lease, except as follows:

     (a) Commencing upon delivery of the Additional Demised Premises in accordance with the terms and conditions of the

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within Amendment and continuing  through the balance of  the second year of  the
Term, Tenant shall pay Fixed Rent in the amount of FIFTY FOUR THOUSAND THREE HUNDRED SIXTY AND 00/100 ($54,360.00) DOLLARS per annum, in equal installments of FOUR THOUSAND FIVE HUNDRED THIRTY AND 00/100 ($4,530.00) DOLLARS per month.

     (b) During the third, fourth and fifth years of the Term, Tenant shall pay Fixed Rent in the amount of SIXTY TWO THOUSAND TWO HUNDRED EIGHTY AND 00/100 ($62,280.00) DOLLARS per annum, in equal installments of FIVE THOUSAND ONE HUNDRED NINETY AND 00/100 ($5,190.00) DOLLARS per month.

     (c) Tenant shall pay, in addition to the Fixed Rent hereinabove provided, all other charges as in the Lease required and as may be attributable to the Revised Demised Premises.

     4. Anything herein contained to the contrary notwithstanding, it is expressly understood and agreed that the Tenant shall take the Additional Demised Premises and improvements as of the Additional Commencement Date in an 'as is' condition.

     5. Effective as of the date of delivery of the Additional Demised Premises to the Tenant, Tenant's Proportionate Share for additional rent and other charges provided in the Lease as applicable to taxes, repairs, insurance and other Lease obligations shall be revised from 9.2% to 10%, wherever applicable, which revision and readjustment is attributable to the incorporation of the Additional Demised Premises in and to the Revised Demised Premises as herein referred to.

     6. Article 38(1) of the Lease is hereby modified as follows:

     '(1) During the first three (3) year renewal period, Tenant shall pay Fixed Rent in the amount of SEVENTY FIVE THOUSAND SEVEN HUNDRED SEVENTY FOUR AND 00/100 ($75,774.00) DOLLARS per annum, in equal installments of SIX THOUSAND THREE HUNDRED

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FOURTEEN  AND  50/100  ($6,314.50)  DOLLARS per  month,  payable  as hereinabove provided in Article 2.'

     7. The within Amendment is subject to and conditioned upon the Landlord entering into a valid and binding Lease Termination Agreement with CHARLIE BROWN'S, INC., a New Jersey Corporation, which Agreement is applicable to the Additional Demised Premises. In the event such Agreement is not fully executed, the within Amendment shall be null and void and of no further force and effect.

     8. Except as in this First Amendment to Lease provided, all other terms and conditions of the Lease shall remain in full force and effect and shall be applicable to the Additional Demised Premises upon the Additional Commencement Date.

     9. This Agreement shall be binding on the parties hereto, their heirs, successors and assigns.

     IN WITNESS WHEREOF, the parties have hereunto set their hands and seals or cause these presents to be signed by its proper corporate officers and caused its proper corporate seal to be hereunto affixed, the day and year first above written.

WITNESS:                                 MOUNTAIN PLAZA ASSOCIATES

[SIGNATURE]                              By:  /s/  HERBERT PUNIA (L.S.)
 ...................................         ....................................
                                            Herbert Punia, Partner


ATTEST:                                  ALL COMMUNICATIONS CORPORATION

 /s/  ANDREA GRASSO                      By: /s/  RICHARD REISS, Pres.
 ...................................         ....................................
                                            Richard Reiss, President
(Affix Corporate Seal here)

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STATE OF NEW JERSEY )
                    ) SS.:
COUNTY OF SOMERSET  )

     BE IT REMEMBERED, that on this 27th day of JUNE, 1996, before me, the subscriber, SONDRA A. STEINBERG personally appeared Herbert Punia, Partner of MOUNTAIN PLAZA ASSOCIATES, a New Jersey Partnership, who, I am satisfied, is the Landlord mentioned in the within Instrument, and thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.

                                                 /s/  SONDRA A. STEINBERG
                                           .....................................
                                                   SONDRA A. STEINBERG
                                               NOTARY PUBLIC OF NEW JERSEY
                                           My Commission Expires Nov. 23, 2000

STATE OF NEW JERSEY )
                    ) SS.
COUNTY OF           )

     BE IT REMEMBERED, that on this 27th day of June, 1996, before me, the subscriber, Vonda W. Wright personally appeared Richard Reiss, who, I am satisfied, is the person who signed the within Instrument as President of ALL COMMUNICATIONS CORPORATION, a New Jersey corporation, the Tenant named therein, and he thereupon acknowledged that the said instrument made by the corporation and sealed with its corporate seal, was signed, sealed with the corporate seal and delivered by him as such officer and is the voluntary act and deed of the corporation, made by virtue of authority from its Board of Directors.

                                                   /s/  VONDA W. WRIGHT
                                           .....................................
                                                     Vonda W. Wright
                                                   Notary Public of NJ
                                                  My Commission Expires
                                                     January 7, 1997

PREPARED BY: ROBERT K. BROWN, ESQ.

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                                   SCHEDULE A

                          [FLOOR PLAN]


            CONSTRUCTION CLASSIFICATION: TYPE "2-C"
            USE GROUP:   "B"
            OCCUPANT LOAD:  30 PEOPLE


            -----------------------------------------------------
                        CHARLIE BROWN ROOM #1
            -----------------------------------------------------
                     ALL COMMUNICATIONS ROOM #2
            -----------------------------------------------------
                       1450 US RT. 22 WEST, MOUNTAINSIDE, N.J.

4-10-96 EXCL           SCALE 1/8" = 1'-0"          CODE ALLCOM





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                            FIRST AMENDMENT TO LEASE

                                BY AND BETWEEN:

                           MOUNTAIN PLAZA ASSOCIATES,
                           a New Jersey Partnership,

                                   'Landlord'

                                     -and-

                        ALL COMMUNICATIONS CORPORATION,
                           a New Jersey Corporation,

                                    'Tenant'

                              DATED: JUNE 27, 1996

                                  LAW OFFICES

                        EPSTEIN, EPSTEIN, BROWN & BOSEK
                           A Professional Corporation
                             245 Green Village Road
                                  P.O. Box 901
                        Chatham Township, NJ 07928-0901
                                 #13740352.1AM
                                    RKB#601
                                 June 19, 1996

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